AGREEMENT AND RELEASE

Reference is made to the (i) Promissory Note dated as of November 13, 2007 ("**Note**"), by and between Neah Power Systems, Inc., a Nevada corporation ("**Borrower**"), and EPD Investment Co., LLC, a California limited liability company ("**EPD**"), assignor and predecessor-in-interest to NPS Investment Co., LLC, a California limited liability company ("**Lender**"), (ii) Security Interest Agreement dated as of November 12, 2007 ("**Security Agreement**"), (iii) Pledge Agreement dated as of November 12, 2007 ("**Pledge Agreement**"), (iv) Patent Collateral Assignment and Security Agreement dated as of November 12, 2007 (the "**Assignment**"), (v) Escrow Agreement dated as of November 13, 2007 ("**Escrow Agreement**"), (vi) Purchase Agreement dated as of November 9, 2007 ("**Purchase Agreement**"), (vii) Amendment to Loan Documents dated as of February 15, 2008 ("**Prior Amendment**"), and (viii) letter agreement dated as of June 9, 2008 ("**Letter Agreement**"). The Note, Security Agreement, Pledge Agreement, Assignment, Escrow Agreement, Purchase Agreement, Prior Amendment and Letter Agreement, and each other document or instrument executed in connection therewith or pursuant thereto (other than the Warrant) are collectively referred to as the "**Loan Documents.**" Borrower, its wholly-owned subsidiary Neah Power Systems, Inc., a Washington corporation ("**Subsidiary**") are collectively, and each of them jointly and severally, referred to herein as "**Neah.**" Unless otherwise defined herein, capitalized terms have the meanings assigned to them in the respective Loan Documents.

Neah and Lender hereby agree as follows: GCD AMM

1. <u>Payment</u>. In full satisfaction of all Obligations due under the Note, Borrower shall pay to Lender, by wire transfer of immediately available funds to the account previously identified by Lender, the sum of two hundred thousand dollars ($200,000.00) to be received by Lender no later than 4:59 pm Pacific time on Friday, ~~August 29~~ September 5, 2008, time being of the essence. Timely receipt of such payment by Lender is an express condition precedent to the effectiveness of this agreement and release.

2. <u>Effect of Timely Payment</u>. Upon timely receipt by Lender of the payment provided for in <u>Section 1</u> above, and only upon such timely payment:

a. all Obligations under the Loan Documents shall be automatically deemed satisfied and extinguished;

b. all Liens held by Lender pursuant to any such Loan Document, shall be automatically released and terminated;

c. Lender shall promptly return to Neah the original Note, marked "paid in full";

d. Lender shall promptly return to Borrower the share certificate representing the Securities set forth in Exhibit A to the Security Agreement;

e. Lender shall promptly deliver an executed Patent Release, in the form attached hereto as <u>Exhibit</u> A, and Neah shall have the authority to file such Patent Release in the USPTO;

f. Neah shall be authorized to prepare and file Form UCC-3 termination statements with respect to any financing statement filed against Neah naming Lender (or Lender's designee or agent) as secured party, including without limitation those termination statements attached hereto as <u>Exhibit B</u>.

3. **<u>Release</u>.** Neah hereby fully, completely, absolutely and unconditionally releases, discharges and holds harmless EPD, Dreier Stein Browne Woods George LLP, Lender, and each of their past and present officers, members, partners, employees, representatives, agents, attorneys and assigns, whether acting in their representative or individual capacities, from any and all duties, obligations, claims, causes of action, rights and actions of any kind or nature whatsoever, either at law or in equity, including without limitation all claims for fraud, misrepresentation, negligence, gross negligence, intentional misconduct, breach of contract, or breach of fiduciary duty, and all past, present and future claims in any way arising out of or relating to the Loan Documents, or otherwise. It is the parties' intention to fully, finally and forever settle, release and resolve all claims, regardless of whether known or unknown, foreseen or unforeseen, suspected or unsuspected, vested or contingent, accrued or unaccrued. The releases given herein will be and remain in effect to their full extent, notwithstanding the discovery or existence of any additional or different facts. Neah knowingly and voluntarily waives the provisions of California Civil Code section 1542, which provides: "A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor." Borrower agrees to indemnify, defend and hold harmless EPD, Lender, and each of their current and former officers, members, employees, attorneys, representatives and agents, against any claim, liability, action or proceeding by or on behalf of any current or former underwriter, placement agent, financial advisor, shareholder, officer or director of Neah.

4. **<u>Miscellaneous</u>.** This agreement may be amended or modified only by a written instrument signed by the Lender and the Borrower. This agreement will be binding upon Neah, and its legal representative, successors and permitted assigns. Neah represents and warrants that the execution, delivery and performance of this agreement are within the powers of Borrower and Subsidiary, have been duly authorized by all necessary board approval and corporate action, and do not contravene any agreement binding on or affecting Neah, and that this agreement constitutes the legal, valid and binding obligation of Borrower and Subsidiary, enforceable against each in accordance with its terms.

5. **Entire Agreement.** This agreement supersedes all previous or contemporaneous written or oral agreements or understandings between the parties. No party has relied upon any promise, representation or agreement not expressly set forth herein. This agreement may be executed in counterparts by facsimile or electronic transmission, which taken together will constitute one original.

Dated: August 26, 2008

Neah Power Systems, Inc.
a Nevada corporation

By: ______________________
Dr. Gerard C. D'Couto
President and Chief Executive Officer

By: ______________________
Stephen Wilson
Chief Financial Officer

APPROVED AND AGREED:

Neah Power Systems, Inc.
a Washington corporation

By: ______________________
Dr. Gerard C. D'Couto
President and Chief Executive Officer

By: ______________________
Stephen Wilson
Chief Financial Officer

AGREED AND ACCEPTED:

NPS Investment Co., LLC
a California limited liability company

By: EPD Investment Co., LLC
a California limited liability company
Its: Managing Member

By: ______________________
Jerrold S. Pressman
Chairman

EXHIBIT A

FORM OF PATENT RELEASE

See attached.

PATENT RELEASE

WHEREAS, NPS INVESTMENT CO., LLC, a California limited liability company, as assignee and successor-in-interest to EPD INVESTMENT CO., LLC, a California limited liability company, is the secured party (**"Secured Party"**) with respect to the patents and patent applications (**"Patents"**) owned by NEAH POWER SYSTEMS, INC. (**"Borrower"**), including, without limitation, those patents and patent applications listed on Schedule I annexed hereto and described in an Patent Collateral Assignment and Security Agreement dated as of November 12, 2007 between Borrower and Secured Party, notice of which was recorded with the United States Patent and Trademark Office at reel 020125 and frame 0399 on November 16, 2007 (**"Security Agreement"**);

WHEREAS, Borrower is the owner of the Patents; and

WHEREAS, the indebtedness and obligations secured by the Patents pursuant to the Security Agreement has been repaid, discharged and extinguished;

NOW, THEREFORE, Secured Party does hereby release any and all interests in the Borrower's Patents, including, without limitation, each patent and patent application listed on Schedule I annexed hereto.

IN WITNESS WHEREOF, Secured Party has caused this Patent to be duly executed by as of the 29th day of August, 2008.

NPS Investment Co., LLC
a California limited liability company

By: EPD Investment Co., LLC
a California limited liability company
Its: Managing Member

By:________________
Name: Jerrold S. Pressman
Title: Chairman

Acknowledged:

EPD Investment Co., LLC
a California limited liability company

By:________________
Name: Jerrold S. Pressman
Title: Chairman

SCHEDULE I

TO PATENT RELEASE

Application Number	Patent Number	PGPub#
10251518	NONE	US20040058217
10892876	NONE	US20050084737
10966721	NONE	US20050084738
09715830	6641948	
09839787	6720105	US20020048703
09839786	6808840	US20030044674
10147135	6811916	US20020182479
10613784	6852443	
09858327	6924058	US20020028372
10613887	7105245	US20040096721
10893424	7118822	US20050003263
10336162	7157177	US20030194598
10996647	7198864	US20050089748
11242237	7205665	US20070090530
11313550		
11530815		
11669895		

EXHIBIT B

UCC3 TERMINATION STATEMENTS

See attached.

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
Margaret Mitchell (212) 421-4100

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Pryor Cashman LLP
410 Park Avenue
New York, NY 10022

mmitchell@pryorcashman.com

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
2007037589-5 11/13/2007

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.
☐ DELETE name: Give record name to be deleted in item 6a or 6b.
☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME			
OR 6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME					
OR 7b. INDIVIDUAL'S LAST NAME			FIRST NAME	MIDDLE NAME	SUFFIX
7c. MAILING ADDRESS			CITY	STATE / POSTAL CODE	COUNTRY
7d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any	☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME			
EPD Investment Co., LLC and NPS Investment Co., LLC			
OR 9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA
Filed with: NV - Secretary of State; Debtor: NEAH POWER SYSTEMS, INC.
F#231268
A#345636

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
Margaret Mitchell (212) 421-4100

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Pryor Cashman LLP
410 Park Avenue
New York, NY 10022

mmitchell@pryorcashman.com

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
2007037987-9 11/15/2007

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION

6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR 7b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

7d. SEE INSTRUCTIONS | ADD'L INFO RE ORGANIZATION DEBTOR | 7e. TYPE OF ORGANIZATION | 7f. JURISDICTION OF ORGANIZATION | 7g. ORGANIZATIONAL ID #, if any ☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
EPD Investment Co., LLC and NPS Investment Co., LLC

OR 9b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

10. OPTIONAL FILER REFERENCE DATA
Filed with: NV - Secretary of State; Debtor: NEAH POWER SYSTEMS, INC.

F#231271
A#345639

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
Margaret Mitchell (212) 421-4100

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Pryor Cashman LLP
410 Park Avenue
New York, NY 10022

mmitchell@pryorcashman.com

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
2007-319-1876-0 11/15/2007

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME			
OR 6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME					
OR 7b. INDIVIDUAL'S LAST NAME	FIRST NAME		MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS	CITY		STATE	POSTAL CODE	COUNTRY
7d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any		☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME			
EPD Investment Co., LLC and NPS Investment Co., LLC			
OR 9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA
Filed with: WA - Department of Licensing; Debtor: NEAH POWER SYSTEMS, INC. F#231274 A#345642

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
Margaret Mitchell (212) 421-4100

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Pryor Cashman LLP
410 Park Avenue
New York, NY 10022

mmitchell@pryorcashman.com

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
2007-318-1002-6 11/13/2007

1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. ☐

2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR 7b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

7d. SEE INSTRUCTIONS | ADD'L INFO RE ORGANIZATION DEBTOR | 7e. TYPE OF ORGANIZATION | 7f. JURISDICTION OF ORGANIZATION | 7g. ORGANIZATIONAL ID #, if any ☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
EPD Investment Co., LLC and NPS Investment Co., LLC

OR 9b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

10. OPTIONAL FILER REFERENCE DATA
Filed with: WA - Department of Licensing; Debtor: NEAH POWER SYSTEMS, INC. P#231276 A#345644

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)